EXHIBIT 21
RAYMOND JAMES FINANCIAL, INC.
LIST OF SUBSIDIARIES

The following listing includes all of the registrant's subsidiaries as of September 30, 2024, which are included in the consolidated financial statements:

Entity Name	State/Country of Incorporation	Subsidiary or Joint Venture of
740780 Carillon, LLC	Florida	Raymond James Financial, Inc.
800 Carillon, LLC	Florida	Raymond James Financial, Inc.
Carillon Fund Distributors, Inc.	Florida	Eagle Asset Management, Inc.
Carillon Tower Advisers, Inc. d/b/a Raymond James Investment Management	Florida	Raymond James Financial, Inc.
CDM Retirement Consultants, Inc.	Maryland	Northwest Investment Consulting, Inc.
Cebile Advisors Limited	United Kingdom	Raymond James Financial Holdings UK Limited
Cebile Capital LLC	Delaware	Cebile Corporation
Cebile Corporation	British Virgin Islands	Sterling US Acquisition Co., LLC
Charles Stanley & Co. Limited	United Kingdom	Raymond James Wealth Management Limited
Chartwell Investment Partners, LLC	Pennsylvania	Carillon Tower Advisers, Inc. d/b/a Raymond James Investment Management
Chartwell TSC Securities Corp.	Pennsylvania	TriState Capital Holding Company, LLC
ClariVest Asset Management LLC	Delaware	Eagle Asset Management, Inc.
Copper Acquisition Co.	Florida	Raymond James Financial, Inc.
Cougar Global ETF Portfolio Management Inc.	Delaware	Cougar Global Investments Limited
Cougar Global Investments Limited	Ontario	Raymond James International Canada, Inc.
Eagle Asset Management, Inc.	Florida	Carillon Tower Advisers, Inc. d/b/a Raymond James Investment Management
EB Management I, LLC	Florida	Eagle Asset Management, Inc.
Everest Acquisition Co.	Florida	Raymond James Financial, Inc.
Exempt Nominees LTD	United Kingdom	Charles Stanley & Co. Limited
Kaufmann and Goble Associates, Inc.	California	Northwest Investment Consulting, Inc.
Meadowood Asset Management, LLC	Pennsylvania	TriState Capital Bank
MK Holding, Inc.	Alabama	Raymond James Financial, Inc.
Morgan Keegan & Associates, LLC	Delaware	MK Holding, Inc.
Morgan Keegan & Company, LLC	Tennessee	Raymond James Financial, Inc.
Morgan Properties, LLC	Tennessee	Raymond James Investments, LLC
Native American Housing Fund VI L.L.C.	Delaware	Raymond James Affordable Housing Investments, Inc.
Northwest Holdings, Inc.	Delaware	NWPS Holdings, Inc.
Northwest Investment Consulting, Inc.	Washington	Northwest Holdings, Inc.
NWPS Actuary Services, Inc.	California	Northwest Investment Consulting, Inc.
NWPS Holdings, Inc.	Delaware	Copper Acquisition Co.
Raymond James & Associates, Inc.	Florida	Raymond James Financial, Inc.
Raymond James (USA) Ltd.	Canada	Raymond James Ltd.
Raymond James Affordable Housing Fund 2 L.P.	Delaware	Raymond James Affordable Housing Investments, Inc.
Raymond James Affordable Housing Fund 3 L.L.C.	Delaware	Raymond James Affordable Housing Investments, Inc.
Raymond James Affordable Housing Fund 4 L.L.C.	Delaware	Raymond James Affordable Housing Investments, Inc.
Raymond James Affordable Housing Fund 5 L.L.C.	Delaware	Raymond James Affordable Housing Investments, Inc.
Raymond James Affordable Housing Fund 6 L.L.C.	Delaware	Raymond James Affordable Housing Investments, Inc.
Raymond James Affordable Housing Fund 7 L.L.C.	Delaware	Raymond James Affordable Housing Investments, Inc.
Raymond James Affordable Housing Fund 8 L.L.C..	Delaware	Raymond James Affordable Housing Investments, Inc.
Raymond James Affordable Housing Fund 9 L.L.C.	Delaware	Raymond James Affordable Housing Investments, Inc.
Raymond James Affordable Housing Fund 10 L.L.C.	Delaware	Raymond James Affordable Housing Investments, Inc.
Raymond James Affordable Housing Investments, Inc.	Florida	Raymond James Financial, Inc.
Raymond James Bank	Florida	Raymond James Financial, Inc.
Raymond James Canada, LLC	Florida	Raymond James Financial, Inc.
Raymond James Canadian Acquisition, Inc.	Florida	Raymond James Bank
Raymond James Canadian Holdings, LLC	Florida	Raymond James Canadian Acquisition, Inc.
198

Entity Name	State/Country of Incorporation	Subsidiary or Joint Venture of
Raymond James Capital Funding, Inc.	Florida	Raymond James Bank
Raymond James Community Reinvestment Fund 1 LLC	Florida	Raymond James Bank
Raymond James Corporate Finance GmbH	Germany	Raymond James Global Holdings Limited
Raymond James Development Tax Credit Fund L.L.C.	Delaware	Raymond James Affordable Housing Investments, Inc.
Raymond James European Holdings, Inc.	Florida	Raymond James International Holdings, Inc.
Raymond James Finance Company of Canada Ltd.	Canada	Raymond James Canadian Holdings, LLC
Raymond James Financial Holdings UK Limited	United Kingdom	Raymond James International Holdings, Inc.
Raymond James Financial International Limited	United Kingdom	Raymond James International Holdings, Inc.
Raymond James Financial Management Ltd.	Canada	Raymond James Ltd.
Raymond James Financial Planning Ltd.	British Columbia	Raymond James Ltd.
Raymond James Financial Products, Inc.	Tennessee	MK Holding, Inc.
Raymond James Financial Services Advisors, Inc.	Florida	Raymond James Financial, Inc.
Raymond James Financial Services, Inc.	Florida	Raymond James Financial, Inc.
Raymond James Global Holdings Limited	United Kingdom	Raymond James International Holdings, Inc
Raymond James Insurance Group, Inc.	Florida	Raymond James Financial, Inc.
Raymond James International Canada, Inc.	Florida	Raymond James International Holdings, Inc.
Raymond James International Holdings, Inc.	Florida	Raymond James Financial, Inc.
Raymond James Investment Counsel Ltd.	Canada	Raymond James Ltd.
Raymond James Investments, LLC	Florida	Raymond James Financial, Inc.
Raymond James Investment Services Limited	United Kingdom	Raymond James Wealth Management Limited
Raymond James Ltd.	Canada	Raymond James Canada, LLC
Raymond James Mortgage Company, Inc.	Tennessee	MK Holding, Inc.
Raymond James Multifamily Finance, Inc.	Florida	Raymond James Affordable Housing Investments, Inc.
Raymond James Native American Housing Opportunities Fund I L.L.C. (SERIES A)	Delaware	Raymond James Affordable Housing Investments, Inc.
Raymond James Preservation Opportunities Fund XX L.L.C.	Florida	Raymond James Multifamily Finance, Inc.
Raymond James Structured Products, Inc.	Delaware	MK Holding, Inc.
Raymond James Tax Credit Fund 32-A L.L.C.	Delaware	Raymond James Affordable Housing Investments, Inc.
Raymond James Tax Credit Fund 33 L.L.C.	Delaware	Raymond James Affordable Housing Investments, Inc.
Raymond James Tax Credit Fund 34 L.L.C.	Delaware	Raymond James Affordable Housing Investments, Inc.
Raymond James Tax Credit Fund 35 L.L.C.	Delaware	Raymond James Affordable Housing Investments, Inc.
Raymond James Tax Credit Fund 37 L.L.C.	Florida	Raymond James Affordable Housing Investments, Inc.
Raymond James Tax Credit Fund 38 L.L.C.	Florida	Raymond James Affordable Housing Investments, Inc.
Raymond James Tax Credit Fund 54 L.L.C.	Florida	Raymond James Affordable Housing Investments, Inc.
Raymond James Tax Credit Fund XX L.L.C.	Florida	Raymond James Affordable Housing Investments, Inc.
Raymond James Tax Credit Fund XXII L.L.C.	Delaware	Raymond James Affordable Housing Investments, Inc.
Raymond James Tax Credit Fund XXV-A L.L.C.	Delaware	Raymond James Affordable Housing Investments, Inc.
Raymond James Tax Credit Fund XXVII L.L.C.	Delaware	Raymond James Affordable Housing Investments, Inc.
Raymond James Trust (Quebec) Ltd.	Quebec	Solus Trust Company
Raymond James Trust Company of New Hampshire	New Hampshire	Raymond James Financial, Inc.
Raymond James Trust, National Association	U.S.A.	Raymond James Financial, Inc.
Raymond James UK Wealth Management Holdings Limited	Bailiwick of Jersey	Raymond James Financial, Inc.
Raymond James Wealth Management Limited	United Kingdom	Raymond James UK Wealth Management Holdings Limited
Raymond James Yatirim Menkul Kiymetler A.S.	Turkey	Raymond James European Holdings, Inc.
RJ Capital Services, Inc.	Delaware	Raymond James Financial, Inc.
RJ Securities, Inc.	Florida	Raymond James Investments, LLC
RJAHIF-10 L.L.C	Florida	Raymond James Multifamily Finance, Inc.
RJOZF 2 L.L.C.	Florida	Raymond James Affordable Housing Investments, Inc.
RJTCF Disposition Corporation	Florida	RJTCF Disposition Fund L.L.C.
RJTCF Disposition Fund L.L.C.	Florida	Raymond James Affordable Housing Investments, Inc.
Rock (Nominees) Limited	United Kingdom	Charles Stanley & Co. Limited
Scout Investments, Inc.	Missouri	Carillon Tower Advisers, Inc. d/b/a Raymond James Investment Management
Solus Trust Company	Ontario	Raymond James Ltd.
199

Entity Name	State/Country of Incorporation	Subsidiary or Joint Venture of
Sterling US Acquisition Co., LLC	Florida	Raymond James Financial, Inc.
SumRidge Partners, LLC	Delaware	Everest Acquisition Co.
The Producers Choice LLC	Michigan	Raymond James Insurance Group, Inc.
Trautmann, Maher & Associates, Inc.	Washington	Northwest Investment Consulting, Inc.
TriState Capital Bank	Pennsylvania	TriState Capital Holding Company, LLC
TriState Capital Holding Company, LLC	Florida	Raymond James Financial, Inc.
TSC Equipment Finance LLC	Pennsylvania	TriState Capital Bank
Value Partners, Inc.	Florida	Raymond James Affordable Housing Investments, Inc.
Wiregrass Raymond James, LLC	Florida	Raymond James Financial, Inc.

200